                                                                    EXHIBIT 10.9


[LOGO]Sun                          ORIGINAL                 Sun Confidential
      microsystems                                                  ORIGINAL

                             SUN MICROSYSTEMS, INC.
           SOURCE CODE LICENSE AND BINARY CODE DISTRIBUTION AGREEMENT

THIS SOURCE CODE LICENSE AND BINARY CODE DISTRIBUTION AGREEMENT including Exhibits ("Agreement") is made to be effective as of 1 April 1998 (the "Effective Date"), by and between Sun Microsystems, Inc., a Delaware corporation having its principal place of business at 901 San Antonio Road, Palo Alto, California 94303 ("Sun"), and Licensee as identified in Exhibit A ("Licensee").

1. DEFINITIONS

      1.1 "Binary Code" means machine-readable, executable code of a computer program.

      1.2 "Confidential Information" means (a) the Licensed Software (including its nature and existence) and Derivative Works thereof, (b) any and all other information which is disclosed by Sun to Licensee orally, electronically, visually, or in a document or other tangible form, which is either identified as or should be reasonably understood to be confidential and/or proprietary, (c) any test results, error data, or other reports made by Licensee in connection with the license rights granted under this Agreement, (d) any notes, extracts, analyses, or materials prepared by Licensee which are copies of or Derivative Works of the Confidential Information or from which the substance of the Confidential Information can be inferred or otherwise understood, and (e) the terms, conditions, and existence of this Agreement. "Confidential Information" does not include information received from Sun which Licensee can clearly establish by written evidence (a) is or becomes down by Licensee without an obligation to maintain its confidentiality; (b) is or becomes generally known to the public through no act or omission of Licensee; or (c) is independently developed by Licensee without use of the Confidential Information.

      1.3 "Derivative Work means: (a) for copyrightable or copyrighted material (including materials subject to mask work rights), a work which is based upon one or more pre-existing works, such as a revision, modification, translation, abridgement, condensation, expansion, collection, compilation, or any other form in which such pre-existing works may be recast, transformed, or adapted; (b) for patentable or patented materials, any adaptation. addition, improvement, or combination; and (c) for material subject to trade secret protection, any new material, information, or data relating to and derived from such existing trade secret material, including new material which may be protectable by copyright. patent, or other proprietary rights.

      1.4 "Designated Equipment For Source Code" or "Designated Equipment" means the non-networked standalone equipment on which Licensee uses Licensed Software in Source Code form pursuant to this Agreement and which is Identified in Exhibit A(3).

      1.5 "Designated Products" means the software products sold, leased, or otherwise distributed by or for Licensee, as mop fully set forth in Exhibit A(7).

      1.6 "Designated Site For Binary Code" means the network or location as set forth in Exhibit A(5).

      1.7 "Designated Site For Source Code" means the location of the Designated Equipment as set forth in Exhibit A(4).

      1.8 "Developed Product" means the Binary Code form of Derivative Works of the Licensed Software developed for distribution solely bundled with Designated Products in accordance with this Agreement, as more fully set forth in Exhibit A(1O).

      1.9 "Distributor" means any entity which is under a contractual obligation as set forth in this Agreement with Licensee to distribute Developed Products directly or indirectly to End Users in accordance with Section 3.4 of this Agreement.

      1.10 "Documentation" means materials related to the Licensed Software which Sun delivers to Licensee hereunder as more particularly described in Exhibit A, and such other materials as Sun may deliver hereunder from time to time.

      1.11 "End User" means the end users licensed to use the Developed Products under an End User Binary Code License with Sun, Licensee, or a Distributor.
-------------
* Indicates that confidential treatment has been granted for that portion of the text as marked and that the confidential portion has been filed separately with the U.S. Securities and Exchange Commission.
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                                                                SUN CONFIDENTIAL

      1.12 "End User Binary Code License" means the license agreement used by Sun, Licensee, or a Distributor to license the Developed Products to End Users and which agreement must include the material terms set forth in Exhibit B.

      1.13 "Error" means any reproducible failure of Licensed Software to conform in any material respect to the functional or performance specifications or Documentation therefor, as the same may be amended and/or supplemented from tine to time.

      1.14 "Error Correction" means an action taken which, whether in the form of a modification, addition, procedure, or routine, when taken or observed, establishes material conformity to the current specifications and Documentation therefor or eliminates the practical adverse effect of an Error in the regular operation of the software in question.

      1.15 "Intellectual Property Rights" means all intellectual property rights worldwide arising under statutory or common law or by contract and whether or not perfected, now existing or hereafter filed, issued, or acquired, including all (a) patent rights; (b) rights associated with works of authorship including copyrights and mask work rights; (c) rights relating to the protection of trade secrets and confidential information; and (d) any right analogous to those set forth herein and any other proprietary rights relating to intangible property; but specifically excluding trademarks, service marks, trade dress, trade names, and design patent rights.

      1.16 "Licensed Software" means the Source Code and Binary Code forms of the software specifically identified in Exhibit A, including any Error Corrections and any related Documentation delivered to Licensee during the term of this Agreement. In addition, Licensed Software shall include any Updates to the Licensed Software or additional software delivered to Licensee during the term of this Agreement.

      1.17 "License Fees" means the fees set forth in Exhibit A(8).

      1.18 "Royalties" means the royalties set forth in Exhibit A(8).

      1.19 "Source Code" means code of a computer program that is not executable by a computer system directly but must be converted into machine language by compilers, assemblers, and/or interpreters.

      1.20 "Sun Technology" means (a) Licensed Software and other Confidential Information; and (b) Derivative Works of the foregoing.

      1.21 "Updates" means later releases, modifications, enhancements, or extensions to the Licensed Software, other than Error Corrections.

2. OWNERSHIP

      2.1 Ownership Of Sun Technology. Licensee acknowledges and agrees that as between the parties, Sun is and will be the sole and exclusive owner of all right, title, and interest in and to the Sun Technology and all associated Intellectual Property Rights, and that Licensee acquires no interests under this Agreement to any Sun Technology or any Intellectual Property Rights therein, other than the limited interests specifically granted in this Agreement. Licensee agrees to and hereby does assign to Sun without additional compensation any and all right, title, and interest it may have or obtain in and to such Sun Technology and associated Intellectual Property Rights.

      2.2 No Limitation On Use. Nothing contained in this Agreement shall be construed to limit or restrict, in any way or manner, any right of Sun to encumber, transfer, license, access, reference, use, or practice the Sun Technology in any way for any purpose or use (subject only to the rights specifically granted Licensee hereunder), including without limitation the use, licensing, and/or registration of the Sun Technology anywhere in the world far any purpose or use in connection with the development, manufacture, distribution, marketing, promotion. and sale of any products.

3. LICENSE GRANT; LIMITTATIONS AND OBLIGATIONS

      3.1 Grant To Licensee. Subject to all limitations and obligations set forth in this Agreement, including the obligation to pay the License Fees and/or Royalties set forth in Exhibit A(8), Sun grants to

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                                                                SUN CONFIDENTIAL

Licensee a non-exclusive, non-transferable license to use, modify, and copy the Licensed Software internally on or with the Designated Equipment and solely at the Designated Site For Source Code, only for the following purposes: to (a) create Derivative Works thereof that are Developed Products (including Error Corrections incorporated therein); (b) support and maintain such Developed Products; (c) copy, have copied, and distribute such Developed Products in Binary Code form and Documentation directly or through Distributors to End Users, solely for use on or with Designated Products, (d) grant said Distributors the rights granted in (c) above.

      3.2 Other Equipment. In the event that, and only for so long as, the Designated Equipment is inoperable, Licensee may use the Source Code of the Sun Technology at the Designated Site For Source Code on substitute equipment of the same manufacturer, provided that Licensee notifies Sun in writing within ten
(10) days of such substitution and identifies the substitute equipment. Licensee may not otherwise transfer the Source Code of the Sun Technology, or any portion thereof, to a site other than the Designated Site For Source Code or to substitute equipment of a different manufacturer (whether or not at the Designated Site For Source Code) without Sun's prior written consent.

      3.3 Conformance To Specifications. Derivative Works and Developed Products shall conform to the Specifications set forth in Exhibit A(10).

      3.4 End User License Terms. Prior to Licensee or any Distributor furnishing any Developed Products to one of its Distributors or End Users, Licensee and/or any Distributor shall obtain: (a) a signed agreement from such Distributor, the terms and conditions of which shall be consistent with the relevant terms and conditions of this Agreement; and (b) an agreement from each End User incorporating the material terms and conditions of the End User Binary Code License attached as Exhibit B.

      3.5 No Other Rights. Other than the limited rights granted in this Agreement Licensee acquires no right, title, or interest in or to the Sun Technology.

4. DELIVERY, INSTALLATION, ACCEPTANCE, AND RISK OF LOSS

      4.1 Delivery Of Licensed Software. Subject to the conditions set forth in this Agreement, Sun shall deliver the Licensed Software to a carrier, F.O.B. Sun facilities. Licensee assumes all risk of loss or damage upon delivery of the Licensed Software by Sun to a carrier. Licensee agrees that acceptance occurs upon delivery of Licensed Software by Sun to a carrier.

      4.2 Installation. Licensee shall be solely responsible for installation of the Licensed Software on the Designated Equipment.

      4.3 Notice Of Errors. Licensee shall promptly inform Sun regarding any Errors it may detect in the Licensed Software.

5. TERM AND TERMINATION

      5.1 Term. This Agreement shall commence on the Effective Date, and expire on the date set forth in Exhibit A (2).

      5.2 Termination. Sun may terminate this Agreement immediately in the event
(a) Licensee materially breaches any of the provisions of this Agreement (b) Licensee takes any action in derogation of Sun's rights to Sun's Confidential Information, or (c) the Licensed Software, or any portion thereof, becomes, or in Sun's opinion is likely to become, the subject of a claim of infringement of a patent, trade secret, copyright, mask work right, or other proprietary right.

      5.3 Change Of Control. In the event of the direct or indirect taking over or assumption of control of Licensee or of substantially all of its assets by any government, governmental agency, or other third party, or more than fifty percent (50%) equitable ownership of Licensee is transferred to a direct competitor of Sun, or Licensee becomes insolvent, Sun may at its sole option and in its sole discretion terminate the license granted under Section 3.1 or terminate this Agreement upon written notice to Licensee.

      5.4 Obligations On Termination. Within one-hundred twenty (120) days of the expiration or termination of this Agreement, Licensee shall discontinue all use of the Sun Technology and the license and rights granted hereunder shall terminate at that time; however, if the termination is due to Licensee's breach, then Licensee must immediately discontinue all use of the Sun Technology, and the license and rights

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                                                                SUN CONFIDENTIAL

granted hereunder shall immediately terminate. Within thirty (30) days after such expiration or termination, Licensee shall deliver to Sun, F.O.B. Sun's facilities, all Sun Technology, including any and all copies of material containing Confidential Information. Notwithstanding the foregoing, unless Sun has terminated this Agreement pursuant to this Article 5 for failure to comply with any of the terms or conditions of this Agreement, Licensee may continue to use the Licensed Software solely in connection with maintenance and support (but not to create Updates) of the Developed Products sublicensed to existing End Users, but only for so long as Licensee is contractually bound to provide such support and maintenance. Licenses previously granted to End Users shall not terminate.

      5.5 Survival. The provisions set forth in Sections 2, 5.2, 5.4, 5.5, 6, 7, 8, 9, 10, 11, and 13 shall survive termination or expiration of the Agreement.

6. PAYMENTS, RECORDS, AND TAXES

      6.1 License Fees. Licensee shall pay to Sun in U.S. Dollars the non-refundable License Fees specified in Exhibit A(8) (if any), upon full execution of this Agreement.

      6.2 Royalties. Licensee shall pay to Sun in U.S. Dollars the Royalties specified in Exhibit A(8) (if any). Royalties shall be paid quarterly within thirty (30) days following the end of the calendar quarter in which the Developed Products ship. Payments shall be accompanied by a certified statement of the number of Developed Products sold in the calendar quarter and the total cumulative volume of Developed Products sold as of the end of that quarter.

      6.3 Taxes. All amounts payable by Licensee to Sun under this Agreement are exclusive of any tax, levy, or similar governmental charge that may be assessed by any jurisdiction, whether based on gross revenue; the delivery, possession, or use of licensed Software; the execution or performance of this Agreement, or otherwise. If, under the laws of the applicable jurisdictional Licensee is required to withhold any tax on amounts payable, then the amount of the payment will be automatically increased to offset such tax, so that the amount actually remitted, net of all taxes, equals the amount invoiced or otherwise due. Licensee will pay all other taxes, levies or similar governmental charges and provide Sun with a certificate of exemption acceptable to the taxing authority. Notwithstanding the foregoing, Licensee may deduct from payments any income tax or tax of a similar nature (including, without limitation, taxes based on net worth and franchise taxes) imposed by any government ("government income tax") on such payment and actually paid by it for the account of Sun, to the extent that such government income tax does not exceed the appropriate withholding amount applicable under relevant tax treads and qualifies as creditable foreign tax by the government of the United States of America, In the event that Licensee deducts any such income or similar tax from any such payment Licensee shall furnish Sun with an official receipt a other evidence issued by the taxing authority.

7. SUPPORT AND UPDATES

      7.1 No Updates. The License Fees and Royalties specified in Exhibit A(8) (if any) are for the initial delivered version of the Licensed Software. Updates are not included. Any Updates provided in Sun's discretion may require payment of additional License Fees and/or increased Royalties.

      7.2 No Support For Sun Technology. Notwithstanding any provision to the contrary contained elsewhere in this Agreement, Sun shall have no obligation to provide support for the Sun Technology. In addition, Sun is under no obligation to enhance, correct deficiencies, or provide Error Corrections for the Sun Technology Error Corrections may be supplied by Sun from time to time, in Sun's sole discretion.

      7.3 No Support For Derivative Works. Licensee acknowledges and agrees that it shall be solely responsible for maintaining and supporting any Derivative Works, including but not limited to Developed Products, and Licensee shall be responsible for all engineering resources necessary for such maintenance and support. License shall not refer its customers to Sun for support.

8. COPYRIGHT NOTICES

      8.1 Included Notices. In the exercise of the rights and licenses granted in this Agreement, Licensee shall retain, reproduce, and apply any copyright notices and/or other proprietary rights notices included on or embedded in the Licensed Software to all copies, in whole or in part, in any form of the

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                                                                SUN CONFIDENTIAL

Licensed Software. In addition, Licensee shall comply with all reasonable requests by Sun to include copyright and/or other proprietary rights notices on any part of the Sun Technology.

      8.2 Trademarks, Logos, And Product Designs. "Sun Trademarks" means all names, marks, logos, designs, trade dress, and other brand designations used by Sun in connection with Sun products. Licensee is granted no right, title, or license to, or interest in, any Sun Trademarks. Licensee acknowledges Sun's rights in Sun trademarks and agrees that any use of Sun Trademarks by Licensee shall inure to the sole benefit of Sun. Licensee agrees not to (a) challenge Sun's ownership or use of, (b) register, or (c) infringe any Sun Trademarks, nor shall Licensee incorporate any Sun Trademarks into Licensee's trademarks, service marks, company names, internet addresses, domain names, or any other similar designations. If Licensee acquires any rights in any Sun Trademarks by operation of law or otherwise, it will immediately at no expense to Sun assign such rights to Sun along with any associated goodwill applications, and/or registrations.

9. CONFIDENTIAL INFORMATION

      9.1 Confidential Information. Licensee shall not disclose Confidential Information to any third party and shall protect and treat all Confidential Information with the same degree of care as it uses to protect its own confidential information of like importance, but in no event less than reasonable care. Except as expressly provided in Article 3, Licensee shall not use, make, or have made any copies of Confidential information, in whole or in part, without the prior written authorization of Sun. Licensee shall only disclose Confidential Information to its employees having a need to know for the purposes of this Agreement. Licensee shall notify and inform such employees of Licensee's limitations, duties, and obligations regarding use, access to, and nondisclosure of Confidential Information and shall obtain or have obtained its employees' agreements to comply with such limitations, duties, and obligations. Licensee agrees to provide notice to Sun immediately after learning of or having reason to suspect a breach of any of the proprietary restrictions set forth in this Article 9. In the event that Licensee is required to disclose Confidential Information pursuant to law, Licensee shall notify Sun of the required disclosure with sufficient time to seek relief, cooperate with Sun in taking appropriate protective measures, and shall make such disclosure in the fashion which maximizes protection of the Confidential Information from further disclosure. This Article 9 will not affect any other confidential disclosure agreement between the parties.

      9.2 Breach By Sublicensees. If any Distributor or End User fails to fulfill one or more of its material obligations under its agreement with Licensee or any Distributor which failure may materially jeopardize Sun's rights and interests in and to any Sun Technology (including but not limited to accounting for and payment of Licensee Fees and Royalties), Sun may, at its election and in addition to any other remedies that it may have, notify Licensee in writing of such breach and require Licensee or a Distributor to terminate all the rights sublicensed from Sun under this Agreement on not less than sixty (60) days' written notice to such Distributor or End User, unless within the period of such notice all breaches specified therein shall have been remedied. Should Licensee not take such action or be unsuccessful, Sun may undertake enforcement directly against the breaching Distributor or End User.

10. DISCLAIMER OF WARRANTY

      10.1 No Warranties. LICENSEE ACKNOWLEDGES THAT ALL INFORMATION SUPPLIED BY SUN UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE SUN TECHNOLOGY, IS PROVIDED BY SUN "AS IS" AND WITHOUT WARRANTY OF ANY KIND. SUN HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SAME, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF DESIGN MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE. No agent of Sun is authorized to incur warranty obligations on behalf of Sun or modify the limitations as set forth in this
Section 10.1.

11. LIMITATION OF LIABILITY

      11.1 Limitation Of Liability. EXCEPT *** ****** ** ******** **** ******
******* ***** ****** ANY APPLICABLE SOFTWARE LICENSE, AND TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW:

            *** **** ******* ********* ********* ** *** ***** *** ****** *******
*** ** ** ******** ** **** ********** ******* *** ****** ** ** ****

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                                                                SUN CONFIDENTIAL

********** ************ ***** ** ******* ** *** ****** ** ******* **** ***
********* *** *** ******** ******** ***** ** *** ******* ****** ** *** *******

            (b) NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGE IN CONNECTION WITH OR ARISING OUT OF OR RELATING TO THIS AGREEMENT (INCLUDING LOSS OF BUSINESS, REVENUE, PROFITS, USE, DATA, OR OTHER ECONOMIC ADVANTAGE), HOWEVER IT ARISES, WHETHER FOR BREACH OR IN TORT (INCLUDING NEGLIGENCE), EVEN IF THAT PARTY HAS BEEN PREVIOUSLY ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

            (c) LIABILITY FOR DAMAGES SHALL BE LIMITED AND EXCLUDED, EVEN IF ANY EXCLUSIVE REMEDY PROVIDED FOR IN THIS AGREEMENT FAILS OF ITS ESSENTIAL PURPOSE.

      11.2 Infringement. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A WARRANTY OR REPRESENTATION BY SUN THAT THE SUN TECHNOLOGY WILL BE FREE FROM INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES. SUN HEREBY EXPRESSLY DISCLAIMS AND SHALL NOT BE RESPONSIBLE FOR ANY LIABILITY ARISING AS A RESULT OF OR IN CONNECTION WITH ANY CLAIM OR SUIT ALLEGING THAT THE USE OF SUN TECHNOLOGY INFRINGES THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

      11.3 Aircraft Product And Nuclear Applications. Sun Technology is not designed or intended for use in on-line control of aircraft, air traffic, aircraft navigation, or aircraft communications; or in the design, construction, operation, or maintenance of any nuclear facility. Sun disclaims any express or implied warranty of fitness for such uses. Licensee represents and warrants that it will not use or resell Sun Technology for such purposes, and that it will use its best efforts to ensure that its customers and end-users of Developed Products are provided with a copy of the foregoing notice.

      11.4 Responsibility For Backup. Licensee shall have the sole responsibility for adequate protection and backup of its data and/or equipment used with the Sun Technology and Licensee shall not make any claim against Sun for lost data, re-run time, inaccurate output, work delays, or lost profits resulting from the use of the Sun Technology or any portion thereof.

12. INDEMNIFICATION

      12.1 Licensee will defend and indemnify Sun from any and all claims brought against Sun, and will hold Sun harmless from all damages, liabilities, costs and expenses (including attorneys' fees) incurred by Sun arising out of or in connection with Licensee's use, modification, reproduction and/or distribution of Developed Products or other exercise by Licensee of rights granted under this Agreement; provided that Sun: (a) gives written notice of the claim to Licensee; (b) permits Licensee to answer and defend such claim; (c) provides Licensee with reasonable assistance, at Licensee's expense, to defend such claim; and (d) has not compromised or settled such claim without Licensee's permission.

13. MISCELLANEOUS

      13.1 Further Assurances. Licensee agrees to cooperate with Sun and take all reasonable actions required to vest and secure in Sun the ownership rights and appurtenant Intellectual Property Rights as provided in this Agreement. Should any such rights vest in Licensee by operation of law or otherwise in a manner inconsistent with the parties' intentions as expressed in this Agreement, then Licensee shall upon request by Sun and at Sun's expense, promptly make the appropriate and necessary assignment of rights to Sun, and/or otherwise take all steps reasonably requested to conform the parties' respective ownership rights with this Agreement, including but not limited to the execution of recordable instruments and other documents necessary to perfect such assignments.

      13.2 Force Majeure. A party is not liable under this Agreement for non-performance caused by events or conditions beyond that party's control, if the party makes reasonable efforts to perform. This provision does not relieve Licensee of its obligation to make payments then owing.

      13.3 Import And Export Laws. Sun Technology delivered under this Agreement is subject to U.S. export control laws and may be subject to export or import regulations in other countries. Licensee agrees to comply strictly with all such laws and regulations and acknowledges that it has the responsibility to obtain such licenses to export, re-export, or import as may be required after delivery to Licensee.

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                                                                SUN CONFIDENTIAL

      13.4 U.S. Government Rights. Notwithstanding any preprinted license terms contained in the packaging or otherwise provided with the Licensed Software including any Documentation, all Licensed Software and Documentation are provided only under the terms and conditions of this Agreement. The FAR and/or DFAR or any other Agency provisions relating to Rights in Data, Computer Software and/or Technical Data do not apply, even though some of the terms of those provisions may be similar to provisions stated herein. Licensee shall not provide Licensed Software, Developed Products nor technical data to any third party, including the U.S. Government, unless such third party accepts the following restrictions: All Developed Products and technical data to be provided directly or indirectly to the U.S. Government is subject to restrictions of FAR 52.227-14(g)(2)(6/87) and FAR 52.227-19(6/87), or DFAR 252.2277-015(b)(6/95) and
DFAR 227.7202-3(a). Licensee is responsible for ensuring that proper notice is given to all such third parties and that the Developed Products and technical data are properly marked.

      13.5 Relationship Of The Parties. This Agreement is not intended to create a relationship such as a partnership, franchise, joint venture, agency, or employment relationship. Neither party may act in a manner which expresses or implies a relationship other than that of independent contractor nor bind the other party.

      13.6 Notices. All written notices required by this Agreement must be delivered to the addresses specified in Exhibit A(12) by a means evidenced by a delivery receipt and will be effective upon receipt.

      13.7 Assignment. Neither party may assign or otherwise transfer any of its rights or obligations under this Agreement, without the prior written consent of the other party, except that Sun may assign its right to payment and may assign this Agreement to an affiliated company.

      13.8 Agreement For Benefit Of Parties. This Agreement is made for the benefit of the parties hereto, and not for the benefit of any third parties.

      13.9 Waiver Or Delay. Any express waiver or failure to exercise promptly any right under this Agreement will not create a continuing waiver or any expectation of non-enforcement.

      13.10 Headings. The headings used herein are for reference only and shall not be considered as substantive parts of this Agreement.

      13.11 Construction. This Agreement has been negotiated by the parties, each of which has been represented by counsel. This Agreement will be fairly interpreted in accordance with its terms, without any strict construction in favor of or against either party.

      13.12 English Language. The original of this Agreement has been written in English, and such version shall be the governing version of the Agreement. Each party waives any right it may have, if any, under any law or regulation to have this Agreement written in a language other than English.

      13.13 Provisions Found Invalid. If any term or provision of this Agreement is found to be invalid under any applicable statute or rule of law then, that provision notwithstanding, this Agreement shall remain in full force and effect and such provision shall be deemed omitted, unless such an omission would frustrate the intent of the parties with respect to any material aspect of the relationship established hereby, in which case this Agreement shall terminate.

      13.14 Governing Law; Venue. Any action related to this Agreement will be governed by California law and controlling U.S. federal law, and the United Nations' Convention On Contracts For The International Sale Of Goods and the choice of law rules of any jurisdiction shall not apply. The parties agree that any action shall be brought and venued exclusively in the United States District Court for the Northern District Of California or the California Superior Court for the County of Santa Clara, as applicable.

      13.15 Injunctions. Licensee agrees that any violation or threat of violation hereof will result in irreparable harm to Sun for which damages would not be an adequate remedy and, therefore, in addition to its rights and remedies otherwise available at law, including without limitation the recovery of damages for breach of this Agreement, Sun shall be entitled to immediate equitable relief, including both interim and permanent injunctions, to prevent any unauthorized use or disclosure, and to such other and further equitable relief as the court may deem proper under the circumstances.

      13.16 Entire Agreement. This Agreement is the parties' entire agreement relating to its subject matter. It supersedes all prior or contemporaneous oral or written communications, proposals, conditions, representations, and warranties, and prevails over any conflicting or additional terms of any quote, order,

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                                                                SUN CONFIDENTIAL

acknowledgement, or other communication between the parties relating to its subject matter during the term of this Agreement. No modification to this Agreement will be binding, unless in writing and signed by an authorized representative of each party.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

SUN MICROSYSTEMS, INC.                  LICENSEE
                                        OPENTV, INC.

By: /s/ Ken Okin                        By: /s/ Jan Steenkamp
   --------------------------------        -------------------------------------
Name:  Ken Okin                         Name: Jan Steenkamp
      -----------------------------          -----------------------------------
Title: VP & GM Workstation Products     Title:  CEO
       Group
      -----------------------------           ----------------------------------
Date:  7/24/98                          Date: July 22, 1998
     ------------------------------          -----------------------------------

                                                              Approved
                                                                 by
                                                                legal
                                                              /s/[ILLEGIBLE]
                                                              ----------
                                                              7/22/98
                                                              ----------
                                                                date

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                                                                SUN CONFIDENTIAL

                                    EXHIBIT A

1.    Licensee:

      Company         OpenTV, Inc.
      Address:        401 E. Middlefield Road
      City/State/Zip: Mountain View, CA 94043-4005
      Country:        USA

2.    Term:

      The initial term of this Agreement shall expire one (1) from the Effective Data ("Initial Term"). After the Initial Term, the Agreement will renew automatically for successive one-year terms upon the anniversary of the Effective Date, unless terminated by either party by giving thirty (30) days' prior written notice to the other party.

3.    Designated Equipment For Source Code:

      Model:          Ultra Enterprise 4000, Service Name UGS1000-U4002X
      Serial No.:     736F0259
      Associated Equipment 2x RSM2000 storage array, ETL 4/1800 tape library
      Host name:      redwood.opentv.com
      Service Contract Number: NK20003729
      Host ID:        80881132

4.    Designated Site For Source Code:

      Address:        401 E. Middlefield Road
      City/State/Zip: Mountain View, CA 94043-4005
      Country:        USA

5.    Designated Site For Binary Code:

      Local Network:
      Wide Network:
      Address:        401 E. Middlefield Road
      City/State/Zip: Mountain View, CA 94043-4005
      Country:        USA

6.    Licensed Software

      6.1             Software: ecpp
                      Release No.:
                      List Of Files: ecppreg.h, ecppio.h, bpp_io.h, ecppvar.h, ecpp.c, Makefile
                      Documentation:

      6.2             Software: bpp
                      Release No:
                      List Of Files: bpp_io.h, bpp_reg.h, bpp_var.h, bpp.c, Makefile
                      Documention:

7.    Designated Products:

      Name:           FlowCaster, OpenStreamer, OpenTV SDK, xfdb, Vidserv

      Platform:       SPARC

      Owner/licensor: Licensee

8.    Fees And Royalties:

      *****

9.    Payment Address:

      ***

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                                  Page 9 of 12

                                                                SUN CONFIDENTIAL

10.   Specifications Of Derivative Works and/or Developed Products

      Developed Products shall conform to the following Specifications:

      Parallel port will be used to connect television broadcast equipment for transmission of digital video.

      In addition, any Derivative Works and/or Developed Products permitted under this Agreement shall:

      (a) have an application programmer's interface and/or graphical user interface that is the same as the Licensed Software, if applicable;

      (b) be developed solely for use on the following indicated platforms and operating systems;

      |X| Sun(R) computer equipment running Sun Solaris(R) 2.x or higher operating systems
      |X| SPARC(R) -based computer systems running Sun Solaris 2.x or higher operating systems
      |X| Other (specify):Java

      and (c) conform to the following standards;

      |X| OpenWindows(R) GUI
      |X| Motif(R) GUI
      |X| IEEE standard no. 1284-1994 as proposed or such standard as may be published based thereon
      |X| Other (specify): Java

      In addition, Derivative Works and/or Developed Products may be compatible with similar non-Sun hardware and/or software at similar or lesser functionality.

11.   Support:

      None.

12.   Contacts:

      For Licensee:

      Primary:           Jon Hasse
      Address:           401 E. Middlefield Road
      City/State/Zip:    Mountain View, CA 94043--4005
      Country:           USA
      Phone:             (650) 849-5566
      Fax:               (650) 494-1981
      E-mail:            jn.haass@opentv.com

      Secondary:         Christopher Cunningham
      Address:           401 E. Middlefield Road
      City/State/Zip:    Mountain View, CA 94043-4005
      Country:           USA
      Phone:             (650)849-5500
      Fax:               (650)494-1981
      E-mail:            ccunning@opentv.com

      For Sun:

      Primary
      Name:              Barbara Yee
      Address:           901 San Antonio Rd., MS MPK24-201
      City/State/Zip:    Palo Alto, CA 94303
      Country:           USA
      Phones:            (650)786 9073
      Fax:
      E-mail:            barbara.yee@eng.sun.com

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                                  Page 10 of 12

                                                                SUN CONFIDENTIAL

      Secondary
      Name:              Yuanbi Su
      Address:           901 San Antonio Rd., MS MPK14-302
      City/State/Zip:    Palo Alto, CA 94303
      Country:           USA
      Phone:             (650)786 6410
      Fax:
      E-maiL:            yuanbi.su@eng.sun.com

      Legal
      Name:              Product and Technology Legal Department
      Address:           901 San Antonio Road, MS MPK12-208
      City/State/Zip:    Palo Alto, CA 94303
      Country:           USA
      Phone:             650-786-7740

      Notice of changes in the above addresses or contacts shall be given in writing in accordance with Section 13.6 of the Agreement.

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                                  Page 11 of 12

                                                                SUN CONFIDENTIAL

                                    EXHIBIT B

                          END USER BINARY CODE LICENSE

READ THE TERMS OF THIS AGREEMENT AND ANY PROVIDED SUPPLEMENTAL LICENSE TERMS (COLLECTIVELY "AGREEMENT") CAREFULLY BEFORE OPENING THE SOFTWARE MEDIA PACKAGE. BY OPENING THE SOFTWARE MEDIA PACKAGE, YOU AGREE TO THE TERMS OF THIS AGREEMENT. IF YOU ARE ACCESSING THE SOFTWARE ELECTRONICALLY INDICATE YOUR ACCEPTANCE OF THESE TERMS BY SELECTING THE "ACCEPT" BUTTON AT THE END OF THIS AGREEMENT. IF YOU DO NOT AGREE TO ALL OF THESE TERMS, PROMPTLY RETURN THE UNUSED SOFTWARE TO YOUR PLACE OF PURCHASE FOR A REFUND OR, IF THE SOFTWARE IS ACCESSED ELECTRONICALLY, SELECT THE "DECLINE" BUTTON AT THE END OF THIS AGREEMENT.

1. License to Use. Sun grants to you a non-exclusive and non-transferable license for the internal use only of the accompanying software and documentation and any error corrections provided by Sun (collectively "Software"), by the number of users and the class of computer hardware for which the corresponding fee has been paid.

2. Restrictions. Software is confidential and copyrighted. Title to Software and all associated intellectual property rights is retained by Sun and/or its licensors. Except as specifically authorized in any Supplemental License Terms, you may not make copies of Software, other than a single copy of Software for archival purposes. Unless enforcement is prohibited by applicable law, you may not modify, decompile, disassemble, or otherwise reverse engineer software. Software is not designed or licensed for use in on-line control of aircraft, air traffic, aircraft or navigation or aircraft communications; or in the design, construction, operation or maintenance of any nuclear facility. You warrant that you will not use the Software for these purposes. You may not publish or provide the results of any benchmark or comparison tests run on Software to any third party without the prior written consent of Sun. No right, title or interest in or to any trademark, service mark, logo, or trade name of Sun or its licensors is granted under this Agreement.

3. Limited Warranty. Sun warrants to you that for a period of ninety (90) days from the date of purchase, as evidenced by a copy of the receipt, the media on which Software is furnished (if any) will be free of defects in materials and workmanship under normal use. Except for the foregoing, Software is provided "AS IS". Your exclusive remedy and Sun's entire liability under this limited warranty will be at Sun's option to replace the Software media or refund the fee paid for the Software.

4. Disclaimer of Warranty. UNLESS SPECIFIED IN THIS AGREEMENT, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS AND WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR
NON-INFRINGEMENT, ARE DISCLAIMED, EXCEPT TO THE EXTENT THAT THESE DISCLAIMERS ARE HELD TO BE LEGALLY INVALID.

5. Limitation of Liability. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, IN NO EVENT WILL SUN OR ITS LICENSORS BE LIABLE FOR ANY LOST REVENUE, PROFIT OR DATA, OR FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES, HOWEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY, ARISING OUT OF OR RELATED TO THE USE OF OR INABILITY TO USE SOFTWARE, EVEN IF SUN HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. In no event will Sun's liability to you, whether in contact, tort (including negligence), or otherwise, exceed the amount paid by you for Software under this Agreement. The foregoing limitations will apply even if the above stated warranty fails of its essential purpose.

6 Termination. This Agreement is effective until terminated. You may terminate this Agreement at any time by destroying all copies of Software. This Agreement will terminate immediately without notice from Sun if you fail to comply with any provision of this Agreement. Upon termination, you must destroy all copies of Software.

7. Export Regulations. All Software and technical data delivered under this Agreement are subject to U.S. export control laws and may be subject to export or import regulations in other countries. You agree to comply strictly with all such laws and regulations and acknowledge that you have the responsibility to obtain such licenses to export, re-export, or import as may be required after delivery to you.

8. U.S. Government Restricted Rights. Use, duplication, or disclosure by the U.S. Government is subject to restrictions set forth in this Agreement and as provided in DFARS 227.7202-1(a) and 227.7202-3(a)(1995), DFARS 252.227-
7013(c)(1)(ii)(Oct 1988), FAR 12.212(a)(1995), FAR 52.227-19 (June 1987), or FAR
52.227.l4((ALT III) (June 1987), as applicable.

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                                  Page 12 of 12

                                                                SUN CONFIDENTIAL

9. Governing Law. Any action related to this Agreement will be governed by California law and controlling U.S. federal law. No choice of law rules of any jurisdiction will apply.

10. Severability. If any provision of this Agreement is held to be unenforceable, this Agreement will remain in effect with the provision omitted, unless omission of the provision would frustrate the intent of the parties, in which case this Agreement will immediately terminate.

11. Integration. This Agreement is the entire agreement between you and Sun relating to its subject matter. It supersedes all prior or contemporaneous oral or written communications, proposals, representations and warranties and prevails over any conflicting or additional terms of any quote, order, acknowledgement, or other communication between the parties relating to its subject matter during the term of this Agreement. No modification of this Agreement will be binding, unless in writing and signed by an authorized representative of each party.

For inquiries please contact: Sun Microsystems, Inc., 901 San Antonio Road, Palo Alto, California 94303.



* Indicates that confidential treatment has been granted for that portion of the text as marked and that the confidential portion has been filed separately with the U.S. Securities and Exchange Commission.

June 30, 1999                    Final                      Sun Confidential

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                                  Page 13 of 12